UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 8, 2020

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

930 W 7th Ave, Suite A

Denver, Colorado 80204

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On December 8, 2020, GrowGeneration Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Oppenheimer & Co. Inc. (“Oppenheimer”), pursuant to which Oppenheimer agreed to underwrite the public offering (the “Offering”) of up to 5,000,000 shares of the Company’s Common Stock, par value $0.0001 per share, at a public offering price of $30.00 per share, with the underwriters’ option to purchase up to an additional 750,000 shares of the Company’s Common Stock offered in the public market. The Company expects the gross proceeds from the Offering to be approximately $150,000,000, before deducting the underwriting discount and other estimated offering expenses. The Company expects to close the Offering on or about December 11, 2020, subject to the satisfaction of customary closing conditions.

Oppenheimer and Stifel, Nicolaus & Company, Incorporated are acting as the joint book-running managers, and Craig-Hallum Capital Group LLC, Ladenburg Thalmann & Co. Inc., and Lake Street Capital Markets, LLC are acting as co-managers for the Offering.

This summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of the Underwriting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On December 8, 2020, the Company published a press release regarding the pricing of an underwritten public offering of 5,000,000 shares of its Common Stock at a public offering price of $30.00 per share, with the underwriters’ option to purchase up to an additional 750,000 shares of the Company’s Common Stock offered in the public market.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Underwriting Agreement, dated December 8, 2020, by and between GrowGeneration Corp. and Oppenheimer & Co. Inc.
99.1	Press Release, dated December 8, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2020	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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